PLAN (AMENDED) EXHIBIT "A"

             List of Allowed Other Priority Claims (Class 1)

                            EXHIBIT "A"

                             LIST OF
               ALLOWED OTHER PRIORITY CLAIMS (CLASS 1)

CLAIM NO.       CLAIMANT                       CLAIM AMOUNT
44              Anderson, Martin C.T.          $2,000.00
220             Gardner, Ronald L.             $2,000.00
35              Wisner, Michelle M.              $366.43

                TOTAL:                         $4,366.43